                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of February, 2000.


                                                /s/ FRED C. ACKMAN
                                           -------------------------------------
                                           Fred C. Ackman

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of February, 2000.


                                                /s/ EDWARD RANDALL, III
                                           -------------------------------------
                                           Edward Randall, III

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of February, 2000.


                                                  /s/ FRANK G. WISNER
                                           -------------------------------------
                                           Frank G. Wisner

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of February, 2000.


                                                 /s/ EDMUND P. SEGNER, III
                                           -------------------------------------
                                           Edmund P. Segner, III